Federated Investors
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

SEMI-ANNUAL REPORT

April 30, 2001

Incorporated 1934

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

John F. Donahue

Chairman

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Stock and Bond Fund, Inc. This balanced fund had its origins in the Income Foundation Fund, which was created in the mid-1930s. For over six decades, the fund has maintained a balanced position with high-quality common stocks and various grades of bonds--both U.S. government and corporate issues.

This report covers the six-month reporting period from November 1, 2000 through April 30, 2001. First, you will find a discussion with the fund's co-portfolio managers, John Harris, Vice President, and Joseph Balestrino, Senior Vice President, both of Federated Investment Management Company. Following their discussions, which detail both the stock and bond markets and the fund's strategies, are a series of performance charts, a complete listing of the fund's holdings and financial statements.

The fund is managed to help you participate in two fundamental financial markets. This diversification between stocks and bonds helps provide a degree of protection of your capital in uncertain economic times as you pursue growth of capital and income. The fund's balanced portfolio of more than 215 stocks and bond issues reflects an emphasis on diversification and quality.

At the end of the reporting period, approximately 55% of the fund's $260.4 million in net assets were allocated to stocks. This was a slightly defensive position. The resulting higher allocation to bonds increased the fund's returns, particularly due to the superior performance of investment-grade bonds.

Unlike many pure equity funds that plunged into negative returns during a difficult period for the stock market, this diversified stock and bond fund delivered a positive return for all fund share classes for the six months ended April 30, 2001. In addition, the fund provided shareholders with a good income stream. Individual share class total return performance, including capital gains and income dividends, follows.1

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	2.15%	$0.275	$0.471	$18.78 to $18.41 = (1.97)%
Class B Shares	1.77%	$0.206	$0.471	$18.75 to $18.38 = (1.97)%
Class C Shares	1.78%	$0.207	$0.471	$18.70 to $18.33 = (1.98)%

Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. Remember, if you are not already doing so, it is easy to increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly dividends automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

John F. Donahue

John F. Donahue
Chairman
June 15, 2001

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment returns and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B, and C Shares based on offering price (i.e., less any applicable sales charge) were (3.45)%, (3.62)%, and 0.80%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

John Harris

Vice President

Federated Investment Management Company

Joseph Balestrino

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the stock and bond markets during the first half of the fund's fiscal year?

STOCKS

The six-month reporting period ended April 30, 2001 was a difficult one for investors in stocks as evidenced by the Standard and Poor's 500 Index ("S&P 500") total return of (12.07)%.1 The decline in stock prices reflected investors' concerns about deteriorating corporate profits and slowing economic growth in the United States.

"Value" stocks outperformed "growth" stocks during the reporting period largely due to steep declines in the prices of Technology and Communication Services stocks. In recent years, many investors have developed unrealistic expectations regarding the growth and earnings prospects for many of the stocks in the Technology and Communication Services sectors. As the earnings outlook in these sectors deteriorated, stock prices declined sharply. The steepness of the price decline has been directly related to the unusually large price increases that many of these stocks experienced during 1998 and 1999.

Returns for value stocks were enhanced by good relative performance in the Basic Materials, Utilities, Energy and Financial sectors. Many of these stocks benefited from recent trends in the U.S. economy. The outlook for utility and financial stocks was improved by declining intermediate and long-term interest rates during the first part of the period and by the aggressive actions by the Federal Reserve Board ("the Fed") to cut short-term interest rates this year. Energy stocks benefited from the high price levels of oil, natural gas, and end-products.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made into an index.

BONDS

The past six months were very positive for fixed-income investors as the reporting period saw an aggressive Fed easing of monetary policy on a faltering economy and weaker equity markets. Most interest rates fell considerably during the reporting period helping to boost bond prices. The Fed eased monetary policy aggressively in four moves totaling 200 basis points during the reporting period. These were unprecedented moves by the Fed and viewed as an action to prevent recession.

Over the reporting period, the fixed-income portion of the fund benefited from declining interest rates, particularly the decline in intermediate rates, as the portfolio had the bulk of its investments in the two- to ten-year portion of the yield curve. In addition, spread bonds (i.e., agencies, mortgage-backed securities, asset-backed securities, investment-grade and non-investment grade corporate bonds) did very well as these securities offered higher income over comparable duration Treasury securities, and spreads tightened on these securities. The Lehman Government/Credit (Total) Index,2 representing a broad cross section of all sectors in the U.S. bond market, had a total return of 6.15% during the November 2000 to April 2001 reporting period.

How did the fund perform for its shareholders during the six-month reporting period from November 1, 2000 through April 30, 2001?

For the six-month reporting period, the fund's A, B, and C share classes produced a total return of 2.15%, 1.77%, and 1.78%, respectively, based on net asset value. These returns were better than the (3.11)% total return of the average balanced fund as represented by the Lipper Balanced Funds Average.3

2 Lehman Brothers Government/Credit (Total) Index is an unmanaged index comprised of U.S. Treasury and agency securities and corporate bonds rated Baa or higher by Moody's Investors Service or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year of maturity. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

What stocks with good earnings potential were added to the portfolio?

Recent stock additions included the following companies:

Duke Energy (0.2% of net assets) is an integrated energy company delivering electricity and natural gas to customers throughout the United States and abroad. Duke Energy is also a leading domestic gatherer and processor of natural gas, and constructs and operates energy facilities worldwide.

Fannie Mae (0.3% of net assets) is one of the nation's largest providers of funds for home mortgages. It provides funds to the housing market by purchasing mortgages originated by a variety of authorized lenders. Funding for these mortgage purchases is provided by selling debt securities, including mortgage-backed securities. The firm also receives fees for guaranteeing timely payment of principle and interest for the mortgage-backed securities that it issues.

Qwest Communications International, Inc. (0.2% of net assets) is a communications company that provides data, multimedia and Internet-based services globally, as well as wireless services and local telecommunications in a 14-state local service area. The firm serves large and mid-size business and government customers internationally along with residential and small business customers.

Did you make any adjustments to the fund's duration?

We held the portfolio's overall interest rate sensitivity fairly steady over the reporting period. Effective duration on the bond portion of the portfolio stood just north of neutral for most of the past six months, between 5.25 and 5.50 years, to take advantage of the decline in interest rates.4 The portfolio's yield curve structure has been fairly bulleted in an environment where the yield curve steepened significantly, which also benefited the fund.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

What were the fund's top ten holdings in stocks and bonds as of April 30, 2001, and how were the fund's holdings diversified by industry and quality?

The top holdings and sector weightings were as follows:

STOCKS
Security Name		Percentage of Stock Portfolio
Microsoft Corp.		2.4%
Loews Corp.		2.4%
First Data Corp.		2.3%
Verizon Communications		2.0%
CIT Group, Inc., Class A		2.0%
Bristol-Myers Squibb Co.		1.8%
PNC Financial Services Group		1.8%
Allstate Corp.		1.7%
Washington Mutual, Inc.		1.7%
Pfizer, Inc.		1.7%
TOTAL PERCENTAGE OF STOCK PORTFOLIO		19.8%

Sector Weightings
Asset Class	Percentage of Stock Portfolio	Percentage of S&P 500
Financials	21.2%	17.0%
Technology	15.2%	19.6%
Consumer Staples	12.8%	12.6%
Health Care	12.4%	12.8%
Energy	10.4%	7.0%
Capital Goods	8.8%	9.3%
Utilities	6.0%	4.1%
Consumer Cyclicals	5.9%	8.4%
Communication Services	4.4%	5.9%
Basic Materials	2.1%	2.6%
Transportation	0.8%	0.7%
TOTAL	100.0%	100.0%
BONDS
Security Name		Percentage of Bond Portfolio
U. S. Treasury Note, 5.875% due 11/15/2004		6.0%
U. S. Treasury Note, 5.25% due 05/15/2004		4.4%
U.S. Treasury Note, 5.625% due 05/15/2008		3.6%
U.S. Treasury Note, 7.875% due 11/15/2004		2.3%
Federal Home Loan Mortgage Corp., 5.750% due 04/15/2008		1.4%
125 Home Loan Owner Trust 1998-1A, Class B1, 9.26% due 02/15/2029		1.2%
Unisys Corp., Sr. Note, 11.75% due 10/15/2004		1.2%
Husky Oil Ltd., Sr. Note, 7.125% due 11/15/2006		1.2%
U.S. Treasury Bond, 11.625% due 11/15/2004		1.1%
U.S. Treasury Note, 4.250% due 1/15/2040		1.0%
TOTAL PERCENTAGE OF BOND PORTFOLIO		23.4%

Quality Composition (corporate holdings)		Percentage of Bond Portfolio
AAA		64.8%
AA		1.2%
A		10.8%
BBB		16.6%
BB		4.4%
B		2.2%

Average quality of bond holdings was Aa3/AA¯

As we approach mid-year, what is your outlook for the stock and bond markets?

STOCKS

Our outlook for the stock market is more optimistic than it was six months ago. While the risk to the stock market from deteriorating corporate profits and a slowing economy remains quite high in the short-term, the aggressive actions taken by the Fed this year have dramatically increased the odds of higher stock prices in the last half of the year. Since January 1, the Federal Open Market Committee has reduced short-term interest rates five times, lowering the Fed Funds Target Rate by 2.5%. In terms of both amount and time, this is the fastest pace in recent memory. Historically, stock prices have risen during the 12 months following aggressive Fed easing.

BONDS

Many investors expect that the Fed's easing job is not finished, as the energy crisis remains a real "wild card" on the economic landscape. Higher energy costs could make the Fed's job tougher, leading to further easing moves later this year. We expect the remainder of the year to be a positive environment for bond investors, and that short-term interest rates will fall more than long-term rates, causing the yield curve to steepen further. We are particularly positive on A-rated and BBB-rated corporate bonds, as they appear to offer the best value at this stage in the economic cycle.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $33,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $476,431 on 4/30/01. You would have earned an 8.61%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/01, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (1.86)%, 8.78%, and 9.57%, respectively. Class B Shares' average annual 1-year and since inception (8/30/96) total returns were (2.29)% and 9.63%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/19/93) total returns were 2.15%, 9.20%, and 9.19%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 32 years (reinvesting all dividends and capital gains) grew to $247,340.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $33,000, but your account would have reached a total value of $247,3401 by 4/30/01. You would have earned an average annual total return of 10.35%.

A practical investment plan helps you pursue long term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their third child. On April 30, 1991, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $61,265. This represents a 9.55% average annual total return. For the Rices, a dedicated program of monthly investing has really paid off.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

April 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--55.1%
		Basic Materials--1.2%
22,200		Du Pont (E.I.) de Nemours & Co.	$1,003,218
26,400		International Paper Co.	1,034,352
18,300		PPG Industries, Inc.	972,645

		TOTAL	3,010,215

		Capital Goods--4.9%
45,170		General Electric Co.	2,192,100
21,200		Ingersoll-Rand Co.	996,400
26,600		Johnson Controls, Inc.	1,925,840
25,430		Koninklijke (Royal) Philips Electronics NV, ADR	783,244
20,000		Northrop Grumman, Corp.	1,805,000
35,600		Parker-Hannifin Corp.	1,659,672
15,000		Textron, Inc.	795,300
32,857		Tyco International, Ltd.	1,753,578
34,100		Waste Management, Inc.	832,381

		TOTAL	12,743,515

		Communication Services--2.5%
52,340		AT&T Corp.	1,166,135
2,685	[1]	Global Crossing Ltd.	33,643
13,600	[1]	NEXTEL Communications, Inc., Class A	221,000
13,500	[1]	Qwest Communications International, Inc.	552,150
14,400		SBC Communications, Inc.	594,000
23,400		Sprint Corp. (FON Group)	500,292
52,976		Verizon Communications	2,917,388
23,105	[1]	Worldcom, Inc.	421,666

		TOTAL	6,406,274

		Consumer Cyclicals--3.3%
24,200		Block (H&R), Inc.	1,331,000
33,500	[1]	Federated Department Stores, Inc.	1,439,830
35,519	[1]	Ford Motor Co.	1,047,100
61,100		Galileo International, Inc.	1,492,062
12,498		General Motors Corp.	685,015
17,916		General Motors Corp., Class H	380,715
17,900		TRW, Inc.	688,434
29,440		Wal-Mart Stores, Inc.	1,523,226

		TOTAL	8,587,382

Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--7.1%
38,985	[1]	AOL Time Warner, Inc.	$1,968,742
2,820		Cardinal Health, Inc.	190,068
76,300	[1]	Charter Communications, Inc., Class A	1,633,583
8,840	[1]	Clear Channel Communications, Inc.	493,272
9,080		Colgate-Palmolive Co.	507,118
13,080	[1]	Comcast Corp., Special Class A	574,343
36,500		General Mills, Inc.	1,438,465
34,900		Kimberly-Clark Corp.	2,073,060
54,900		News Corp. Ltd., Pfd. ADR	1,784,799
14,780		PepsiCo, Inc.	647,512
46,600		Philip Morris Cos., Inc.	2,335,126
87,300		Sara Lee Corp.	1,738,143
54,700		UST, Inc.	1,646,470
28,900	[1]	Viacom, Inc., Class A	1,517,250

		TOTAL	18,547,951

		Energy--5.8%
31,500		Ashland, Inc.	1,356,390
18,030		Chevron Corp.	1,740,977
31,900		ENSCO International, Inc.	1,240,910
24,965		Exxon Mobil Corp.	2,211,899
11,500		Kerr-McGee Corp.	823,975
32,800		Royal Dutch Petroleum Co., ADR	1,952,584
7,025		Schlumberger Ltd.	465,757
18,800		Texaco, Inc.	1,358,864
48,300		Tosco Corp.	2,224,215
51,500		USX-Marathon Group	1,645,940

		TOTAL	15,021,511

		Financials--11.3%
15,100		Allmerica Financial Corp.	762,550
58,900		Allstate Corp.	2,459,075
10,400		American Express Co.	441,376
735		American International Group, Inc.	60,123
1,000	[1]	Arcadia Financial Ltd., Warrants	10
31,680		Bank of America Corp.	1,774,080
16,478		Bear Stearns Cos., Inc.	828,843
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
17,400		CIGNA Corp.	$1,856,580
77,300		CIT Group, Inc., Class A	2,836,910
1,756		Citigroup, Inc.	86,307
8,300		Fannie Mae	666,158
8,930		Freddie Mac	587,594
39,900		First Union Corp.	1,195,803
11,577		J.P. Morgan Chase & Co.	555,464
20,700		Lincoln National Corp.	955,512
50,700		Loews Corp.	3,417,687
46,650		MBIA, Inc.	2,232,202
14,410		MBNA Corp.	513,716
9,000		Marsh & McLennan Cos., Inc.	867,960
1,555		Mellon Financial Corp.	63,646
21,400		Morgan Stanley, Dean Witter, Discover & Co.	1,343,706
39,100		PNC Financial Services Group	2,544,237
15,187		Schwab (Charles) Corp.	300,703
49,100		Washington Mutual, Inc.	2,451,563
15,555		Wells Fargo & Co.	730,618

		TOTAL	29,532,423

		Health Care--6.9%
45,800		Abbott Laboratories	2,124,204
9,820		American Home Products Corp.	567,105
10,900	[1]	Amgen, Inc.	666,426
17,865		Baxter International, Inc.	1,628,395
46,180		Bristol-Myers Squibb Co.	2,586,080
169,800	[1]	HEALTHSOUTH, Corp.	2,385,690
25,700		Merck & Co., Inc.	1,952,429
55,346		Pfizer, Inc.	2,396,482
24,813		Pharmacia Corp.	1,296,727
2,280		Schering Plough Corp.	87,871
34,100		United Health Group, Inc.	2,232,868

		TOTAL	17,924,277

Shares			Value
		COMMON STOCKS--continued
		Technology--8.4%
10,055	[1]	Applied Materials, Inc.	$549,003
2,300	[1]	Broadcom Corp.	95,588
39,100	[1]	Cisco Systems, Inc.	663,918
44,000		Compaq Computer Corp.	770,000
17,400	[1]	Computer Sciences Corp.	619,962
16,885	[1]	EMC Corp.	668,646
16,600		Eastman Kodak Co.	722,100
23,200		Electronic Data Systems Corp.	1,496,400
50,000		First Data Corp.	3,372,000
44,735		Intel Corp.	1,382,759
20,600		International Business Machines Corp.	2,371,884
7,540	[1]	JDS Uniphase Corp.	161,281
26,385		Lucent Technologies, Inc.	264,114
52,200	[1]	Microsoft Corp.	3,536,550
21,500		Motorola, Inc.	334,325
22,575		Nortel Networks Corp.	345,397
27,910	[1]	Oracle Corp.	451,026
9,910	[1]	Palm, Inc.	79,379
5,000	[1]	Siebel Systems, Inc.	227,900
80,800	[1]	Storage Technology Corp.	1,033,432
56,350	[1]	Sun Microsystems, Inc.	964,712
10,400	[1]	Tellabs, Inc.	365,144
15,820		Texas Instruments, Inc.	612,234
14,154	[1]	Veritas Software Corp.	843,720

		TOTAL	21,931,474

		Transportation--0.4%
20,800		Union Pacific Corp.	1,183,312

		Utilities--3.3%
12,000		Duke Energy Corp.	561,120
39,300		Edison International	387,105
7,565		Enron Corp.	474,477
57,500		Entergy Corp.	2,328,750
31,000		FPL Group, Inc.	1,856,900
23,900		Public Service Enterprises Group, Inc.	1,109,916
39,000		Reliant Energy, Inc.	1,932,450

		TOTAL	8,650,718

		TOTAL COMMON STOCKS (IDENTIFIED COST $117,965,603)	143,539,052

Shares or Principal Amount			Value
		PREFERRED STOCKS--0.4%
		Financial--0.4%
1,000		Highwoods Properties, Inc, REIT Perpetual Pfd. Stock, Series A, $86.25	$671,010
15,802		TCI Communications, 10.00%, Pfd., $2.50	399,001

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,415,102)	1,070,011

		ASSET-BACKED SECURITIES--0.6%
$1,250,000	[2]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 02/15/2029	1,268,750
73,183	[2]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	72,920
249,392	[2]	SMFC Trust Asset-Backed Certificates, Series 1997-A, Class B1- 4, 7.72%, 01/28/2025	197,566

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,548,299)	1,539,236

		CORPORATE BONDS--12.7%
		Aerospace & Defense--0.0%
50,000		Lockheed Martin Corp., Note, 8.20%, 12/01/2009	54,506

		Air Transportation--0.0%
57,648		Northwest Airlines Corp., Pass Thru Cert., 7.575%, Series 992A, 9/01/2020	59,288

		Automobile--0.3%
850,000		International Speedway Co, 7.875%, 10/15/2004	860,846

		Banking--0.6%
500,000	[2]	Den Danske Bank Group, Note, 7.40% 6/15/2010	509,735
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	59,395
1,000,000	[2]	Regional Diversified Funding, 9.25%, 3/15/2030	1,002,306

		TOTAL	1,571,436

		Basic Industry--0.6%
1,000,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	1,030,330
500,000	[2]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	483,392
150,000		Pope & Talbot, Inc., Deb., 8.38%, 6/1/2013	144,630

		TOTAL	1,658,352

		Communications Services--0.2%
500,000		LCI International, Inc., Sr. Note, 7.25%, 6/15/2007	509,170

		Consumer Durables--0.4%
1,000,000		Arvin Capital, 9.50%, 2/1/2027	938,060

		Consumer Non-Durables--0.5%
125,000		Meyer (Fred), Inc., Company Guarantee, 7.45%, 3/01/2008	128,674
1,015,000		Viacom, Inc., Sr. Deb., 8.25%, 8/01/2022	1,038,406

		TOTAL	1,167,080

Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Staples--0.3%
$800,000		Safeway, Inc., Note, 7.25%, 9/15/2004	$829,208

		Education--0.4%
1,000,000		Boston University, 7.625%, 7/15/2097	973,810

		Energy--0.3%
750,000		Sun Co Inc, 9.00%, 11/1/2024	836,955

		Finance--2.2%
500,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	505,100
1,000,000		Conseco, Inc., Sr. Sub. Note, 10.25%, 6/01/2002	965,000
1,250,000		Delphi Financial Group, 9.31%, 3/25/2027	935,400
250,000		Delphi Financial Group, Note, 8.00%, 10/1/2003	255,630
750,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	741,877
500,000		General Electric Capital Corp., MTN, 6.65%, 9/03/2002	512,470
700,000		National Bank of Canada,Sub. Note, 8.125%, 8/15/2004	743,932
1,000,000		Pemex Finance Ltd., 9.03%, 2/15/2011	1,065,190

		TOTAL	5,724,599

		Finance -- Issuance--0.5%
750,000	[2]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	727,927
750,000	[2]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	666,705

		TOTAL	1,394,632

		Finance -- Retail--0.0%
45,000		Household Fin. Corp., Sr. Note, 5.875%, 2/01/2009	42,520

		Financial Services--0.1%
45,000		Associates Corp. of North America, Sr. Note, 5.50%, 2/15/2004	45,230
30,000		Heller Financial, Inc., Note, 7.375%, 11/01/2009	30,822
55,000		Newcourt Credit Group, Inc., Company Guarantee, Series B, 6.875%, 2/16/2005	55,591

		TOTAL	131,643

		Forest Products--0.5%
1,000,000		Donohue Forest Products, 7.625%, 5/15/2007	1,035,800
250,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	259,285

		TOTAL	1,295,085

		Health Care--0.4%
550,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	569,250
500,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/01/2008	522,500

		TOTAL	1,091,750

Principal Amount			Value
		CORPORATE BONDS--continued
		Insurance--0.1%
$150,000	[2]	Providian Capital I, Bank Guarantee, 9.525%, 2/01/2027	$118,904

		Oil & Gas--0.9%
70,000		Enron Corp., 7.375%, Bond, 5/15/2019	68,400
1,250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	1,263,125
50,000		Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	50,566
35,000		Petro-Canada, Inc., Deb., 7.00%, 11/15/2028	31,539
750,000	[2]	Yosemite Sec. Trust, Bond, 8.25%, 11/15/2004	775,373

		TOTAL	2,189,003

		Printing & Publishing--0.4%
1,000,000		News American Holdings, 10.125%, 10/15/2012	1,091,960

		Producing Manufacturing--0.4%
1,000,000		Anixter International, Inc., Company Guarantee, 8.00%, 9/15/2003	1,015,240

		Real Estate--0.5%
675,000		EOP Operating LP, 7.375%, 11/15/2003	697,774
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	43,974
600,000		Sun Communities, Inc., MTN, 6.77%, 5/16/2005	601,710

		TOTAL	1,343,458

		Retail Trade--0.4%
250,000		Sears, Roebuck & Co., MTN, 10.00%, 2/03/2012	298,448
1,250,000		Shopko Stores Inc., Sr. Note, 9.25%, 3/15/2022	731,250

		TOTAL	1,029,698

		Services--1.2%
1,000,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,070,990
1,000,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/01/2007	987,470
1,000,000		WMX Technologies, Inc., Deb., 8.75%, 5/1/2018	1,040,740

		TOTAL	3,099,200

		State Provincial--0.0%
35,000		Manitoba, Province of, Deb., Series CZ, 6.75%, 3/01/2003	36,227

		Supernational--0.1%
300,000		Corp Andina De Fomento, Sr. Note, 7.375%, 1/18/2011	303,054

		Technology--0.5%
1,200,000		Unisys Corp., Sr. Note, 11.75%, 10/15/2004	1,266,000

		Telecommunications --0.3%
50,000		Insight Midwest LP, Sr. Note, 9.75%, 10/01/2009	52,750
750,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/01/2008	826,875

		TOTAL	879,625

Principal Amount			Value
		CORPORATE BONDS--continued
		Transportation--0.1%
$255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	$240,970

		Utilities--0.5%
100,000		CMS Energy Corp., Sr. Note, 8.375%, 7/01/2003	101,681
75,000		Calpine Corp., Sr. Note, 7.75%, 4/15/2009	71,644
750,000		Edison Mission Holding Co., Sr. Secd. Note, 8.734%, 10/01/2026	697,827
400,000	[2]	Fertinitro Finance, Company Guarantee, 8.29%, 4/01/2020	274,568
100,000	[2]	Israel Electric Corp. Ltd, Sr. Secd. Note, 7.75%, 3/01/2009	99,348
25,000		NRG Energy, Inc., Bond, 8.00%, 11/01/2003	25,537

		TOTAL	1,270,605

		TOTAL CORPORATE BONDS (IDENTIFIED COST $33,322,761)	33,022,884

		GOVERNMENT AGENCIES--10.0%
		Federal Home Loan Mortgage--0.6%
1,500,000		Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,495,500

		Treasury Securities--9.4%
400,000		United States Treasury Bond, 6.125%, 11/15/2027	411,232
600,000		United States Treasury Bond, 6.250%, 5/15/2030	633,600
1,000,000		United States Treasury Bond, 6.375%, 8/15/2027	1,061,290
750,000		United States Treasury Bond, 8.125%, 5/15/2021	943,245
790,000		United States Treasury Bond, 8.750%, 5/15/2017	1,028,683
1,000,000		United States Treasury Bond, 11.625%, 11/15/2004	1,218,950
1,042,680		United States Treasury Note, 4.250%, 1/15/2010	1,116,481
4,700,000		United States Treasury Note, 5.250%, 5/15/2004	4,780,605
3,800,000		United States Treasury Note, 5.625%, 5/15/2008	3,891,238
6,250,000		United States Treasury Note, 5.875%, 11/15/2004	6,473,688
500,000		United States Treasury Note, 6.125%, 12/31/2001	506,750
2,300,000		United States Treasury Note, 7.875%, 11/15/2004	2,530,460

		TOTAL	24,596,222

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $25,573,286)	26,091,722

		MORTGAGE BACKED SECURITIES--0.3%
271,780		Federal Home Loan Mortgage Corp., 6.500%, 7/1/2014 - 5/1/2029	270,783
78,650		Federal National Mortgage Association, 6.000%, 10/1/2028	76,192
161,076		Federal National Mortgage Association, 7.000%, 10/1/2014 - 8/1/2029	162,826
85,627		Federal National Mortgage Association, 7.500%, 4/1/2028 - 9/1/2029	87,689
52,764		Federal National Mortgage Association, 9.500%, 2/1/2025	55,221
23,561		Government National Mortgage Association, 6.500%, 9/15/2028	23,391
Principal Amount or Shares			Value
		MORTGAGE BACKED SECURITIES--continued
$55,294		Government National Mortgage Association, 7.000%, 4/15/2023	$56,210
30,960		Government National Mortgage Association, 7.500%, 5/15/2028	31,725
41,081		Government National Mortgage Association, 8.000%, 12/15/2023	42,994

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $797,610)	807,031

		MUNICIPALS--1.1%
500,000		Atlanta & Fulton County, GA, Recreation Authority, Taxable Revenue Bonds, Series 1997, 7.000% (Downtown Arena Project)/(FSA INS), 12/01/2028	481,105
1,000,000		Harvard University, MA, Revenue Bonds, 8.125%, 04/15/2007	1,112,760
1,000,000		Kansas City, MO, Redevelopment Authority, Taxable, 7.65% Bonds (FSA INS), 11/01/2018	1,040,350
250,000		McKeesport, PA, Taxable GO, Series B 1997, 7.30% Bonds (MBIA INS), 03/01/2020	253,040

		TOTAL MUNICIPALS (IDENTIFIED COST $2,790,914)	2,887,255

		MUTUAL FUNDS--19.1%
399,634		Federated High Yield Bond Portfolio	2,837,398
4,134,405		Federated Mortgage Core Portfolio	41,137,332
5,626,265		Prime Value Obligations Fund, Class IS	5,626,265

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $49,205,099)	49,600,995

		TOTAL INVESTMENTS (IDENTIFIED COST $232,618,674)[3]	$258,558,186

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At April 30, 2001, these securities amounted to $6,197,494 which represents 2.4% of net assets.

3 The cost of investments for federal tax purposes amounts to $232,618,674. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $25,939,512 which is comprised of $41,075,252 appreciation and $15,135,740 depreciation at April 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($260,373,548) at April 30, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
FSA	--Financial Security Assurance
GO	--General Obligations
INS	--Insured
MBIA	--Municipal Bond Investors Assurance
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

April 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $232,618,674)		$258,558,186
Cash		3,544
Income receivable		1,642,834
Receivable for shares sold		408,100

TOTAL ASSETS		260,612,664

Liabilities:
Payable for shares redeemed	$104,017
Payable for shareholder services fee	51,694
Payable for distribution services fee	48,203
Payable for transfer and dividend disbursing fees and expenses	21,877
Payable for portfolio accounting fees	3,675
Accrued expenses	9,650

TOTAL LIABILITIES		239,116

Net assets for 14,154,303 shares outstanding		$260,373,548

Net Assets Consist of:
Paid in capital		$238,563,261
Net unrealized appreciation of investments		25,939,100
Accumulated net realized loss on investments		(4,677,667)
Undistributed net investment income		548,854

TOTAL NET ASSETS		$260,373,548

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($179,050,427 ÷ 9,725,481 shares outstanding)		$18.41

Offering price per share (100/94.50 of $18.41)[1]		$19.48

Redemption proceeds per share		$18.41

Class B Shares:
Net asset value per share ($56,290,820 ÷3,063,215 shares outstanding)		$18.38

Offering price per share		$18.38

Redemption proceeds per share (94.50/100 of $18.38)[1]		$17.37

Class C Shares:
Net asset value per share ($25,032,301 ÷ 1,365,607 shares outstanding)		$18.33

Offering price per share		$18.33

Redemption proceeds per share (99.00/100 of $18.33)[1]		$18.15

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended April 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $1,957)		$2,636,637
Interest		2,577,275

TOTAL INCOME		5,213,912

Expenses:
Investment adviser fee	$909,380
Administrative personnel and services fee	92,132
Custodian fees	8,475
Transfer and dividend disbursing agent fees and expenses	187,728
Directors'/Trustees' fees	6,628
Auditing fees	6,707
Legal fees	6,649
Portfolio accounting fees	49,663
Distribution services fee--Class B Shares	189,605
Distribution services fee--Class C Shares	84,725
Shareholder services fee--Class A Shares	215,432
Shareholder services fee--Class B Shares	63,202
Shareholder services fee--Class C Shares	28,242
Share registration costs	29,198
Printing and postage	19,949
Insurance premiums	1,257
Taxes	17,767
Miscellaneous	5,833

TOTAL EXPENSES	1,922,572

Reimbursement of investment adviser fee	(394)

Net expenses		1,922,178

Net investment income		3,291,734

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(3,475,222)
Net change in unrealized appreciation of investments		5,209,135

Net realized and unrealized gain on investments		1,733,913

Change in net assets resulting from operations		$5,025,647

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 4/30/2001	Year Ended 10/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,291,734	$7,203,195
Net realized gain (loss) on investments	(3,475,222)	7,515,056
Net realized gain on capital gain distributions from investments in other companies	--	7,368
Net change in unrealized appreciation of investments	5,209,135	(1,907,739)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,025,647	12,817,880

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,590,047)	(5,605,300)
Class B Shares	(564,853)	(1,119,524)
Class C Shares	(257,917)	(491,542)
Distributions from net realized gain on investments
Class A Shares	(4,337,565)	(4,709,730)
Class B Shares	(1,251,723)	(1,198,469)
Class C Shares	(547,954)	(505,770)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,550,059)	(13,630,335)

Share Transactions:
Proceeds from sale of shares	66,804,435	73,328,095
Proceeds from shares issued in connection with the tax-free transfer of assets from the IAI Balanced Fund	--	7,323,586
Net asset value of shares issued to shareholders in payment of distributions declared	8,497,932	11,912,758
Cost of shares redeemed	(58,447,123)	(127,233,104)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	16,855,244	(34,668,665)

Change in net assets	12,330,832	(35,481,120)

Net Assets:
Beginning of period	248,042,716	283,523,836

End of period (including undistributed net investment income of $548,854 and $669,937, respectively)	$260,373,548	$248,042,716

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended October 31,
	4/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$18.78	$18.71	$19.14	$20.46	$18.96	$18.38
Income From Investment Operations:
Net investment income	0.27	0.55	0.55	0.65	0.63	0.61
Net realized and unrealized gain on investments	0.11	0.48	0.45	1.37	3.34	1.81

TOTAL FROM INVESTMENT OPERATIONS	0.38	1.03	1.00	2.02	3.97	2.42

Less Distributions:
Distributions from net investment income	(0.28)	(0.54)	(0.53)	(0.69)	(0.56)	(0.63)
Distributions from net realized gain on investments	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)	(1.21)

TOTAL DISTRIBUTIONS	(0.75)	(0.96)	(1.43)	(3.34)	(2.47)	(1.84)

Net Asset Value, End of Period	$18.41	$18.78	$18.71	$19.14	$20.46	$18.96

Total Return[1]	2.15%	5.79%	5.35%	11.09%	23.02%	14.57%

Ratios to Average Net Assets:

Expenses	1.34%[2]	1.29%	1.25%	1.25%	1.21%	1.10%

Net investment income	2.90%[2]	2.98%	2.85%	3.30%	3.06%	3.44%

Expense waiver/reimbursement[3]	0.00%[2,4]	0.00%[4]	--	0.07%	0.16%	0.27%

Supplemental Data:

Net assets, end of period (000 omitted)	$179,050	$177,236	$209,985	$196,149	$162,780	$130,694

Portfolio turnover	10%	26%	46%	53%	87%	74%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended October 31,
	4/30/2001	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$18.75	$18.68	$19.10	$20.45	$18.96	$17.89
Income From Investment Operations:
Net investment income	0.20	0.41	0.42	0.50	0.51	0.02
Net realized and unrealized gain on investments	0.11	0.49	0.45	1.37	3.34	1.05

TOTAL FROM INVESTMENT OPERATIONS	0.31	0.90	0.87	1.87	3.85	1.07

Less Distributions:
Distributions from net investment income	(0.21)	(0.41)	(0.39)	(0.57)	(0.45)	--
Distributions from net realized gain on investments	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)	--

TOTAL DISTRIBUTIONS	(0.68)	(0.83)	(1.29)	(3.22)	(2.36)	--

Net Asset Value, End of Period	$18.38	$18.75	$18.68	$19.10	$20.45	$18.96

Total Return[2]	1.77%	5.02%	4.63%	10.26%	22.20%	5.98%

Ratios to Average Net Assets:

Expenses	2.09%[3]	2.04%	2.00%	2.00%	1.96%	1.96%[3]

Net investment income	2.15%[3]	2.26%	2.10%	2.55%	2.31%	3.52%[3]

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	0.07%	0.16%	0.15%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$56,291	$48,898	$53,154	26,487	$4,622	$94

Portfolio turnover	10%	26%	46%	53%	87%	74%

1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended October 31,
	4/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$18.70	$18.63	$19.07	$20.42	$18.96	$17.89
Income From Investment Operations:
Net investment income	0.20	0.41	0.42	0.50	0.47	0.04
Net realized and unrealized gain on investments	0.11	0.49	0.43	1.37	3.35	1.03

TOTAL FROM INVESTMENT OPERATIONS	0.31	0.90	0.85	1.87	3.82	1.07

Less Distributions:
Distributions from net investment income	(0.21)	(0.41)	(0.39)	(0.57)	(0.45)	--
Distributions from net realized gain on investments	(0.47)	(0.42)	(0.90)	(2.65)	(1.91)	--

TOTAL DISTRIBUTIONS	(0.68)	(0.83)	(1.29)	(3.22)	(2.36)	--

Net Asset Value, End of Period	$18.33	$18.70	$18.63	$19.07	$20.42	$18.96

Total Return[1]	1.78%	5.04%	4.52%	10.21%	22.08%	5.98%

Ratios to Average Net Assets:

Expenses	2.09%[2]	2.04%	2.00%	2.00%	1.96%	2.03%[2]

Net investment income	2.15%[2]	2.26%	2.10%	2.55%	2.31%	1.94%[2]

Expense waiver/reimbursement[3]	0.00%[2,4]	0.00%[5]	--	0.07%	0.16%	0.15%[2]

Supplemental Data:

Net assets, end of period (000 omitted)	$25,032	$21,909	$20,385	$10,312	$1,114	$2

Portfolio turnover	10%	26%	46%	53%	87%	74%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

April 30, 2001 (unaudited)

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide safety of capital with the possibility of long-term growth of capital and income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in the other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At April 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,750,000,000

Transactions in capital stock were as follows:

	Six Months Ended 4/30/2001		Year Ended 10/31/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,726,708	$49,662,343	2,869,512	$52,016,979
Shares issued in connection with the tax-free transfer of assets from the IAI Balanced Fund	--	--	394,377	7,323,586
Shares issued to shareholders in payment of distributions declared	340,544	6,074,463	490,637	8,835,453
Shares redeemed	(2,777,011)	(50,599,210)	(5,542,721)	(100,146,780)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	290,241	$5,137,596	(1,788,195)	$(31,970,762)

	Six Months Ended 4/30/2001		Year Ended 10/31/2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	674,437	$12,199,357	596,127	$10,799,304
Shares issued to shareholders in payment of distributions declared	92,252	1,643,397	116,937	2,104,369
Shares redeemed	(311,554)	(5,628,773)	(950,930)	(17,129,320)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	455,135	$8,213,981	(237,866)	$(4,225,647)

	Six Months Ended 4/30/2001		Year Ended 10/31/2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	272,797	$4,942,735	580,826	$10,511,812
Shares issued to shareholders in payment of distributions declared	43,888	780,072	54,169	972,936
Shares redeemed	(122,399)	(2,219,140)	(557,737)	(9,957,004)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	194,286	$3,503,667	77,258	$1,527,744

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	939,662	$16,855,244	(1,948,803)	$(34,668,665)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the six months ended April 30, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the six months ended April 30, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $50,679,837 and $51,227,601, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the six months ended April 30, 2001, were as follows:

Purchases	$35,929,697

Sales	$23,089,916

Purchases and sales of long-term U.S. government securities for the six months ended April 30, 2001, were as follows:

Purchases	$1,087,973

Sales	$0

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

MICHAEL P. DONNELLY

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

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